SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) January 25, 2005

RYERSON TULL, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-9117	36-3425828
(Commission File Number)	(I.R.S. Employer Identification No.)

2621 West 15th Place, Chicago, Illinois 60608

(Address Of Principal Executive Offices, including Zip Code)

(773) 762-2121

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 1.01 Entry into a Material Definitive Agreement

On January 25, 2005, the Compensation Committee of the Board of Directors of Ryerson Tull, Inc. (the “Company”) (1) approved payment of special achievement awards consisting of restricted stock and cash to certain named executive officers of the Company in connection with certain strategic initiatives, (2) approved the grant of performance stock awards to executive officers under the Company’s 2002 Incentive Stock Plan, (3) certified achievement of 2004 performance measures under the Company’s Annual Incentive Plan, and (4) established performance measures for 2005 under the Company’s Annual Incentive Plan. The named executive officers receiving special awards are Neil S. Novich, Chairman, President and Chief Executive Officer; Jay M. Gratz, Executive Vice President and Chief Financial Officer; and Gary J. Niederpruem, Executive Vice President.

On January 26, 2005, the Nominating and Governance Committee, in conjunction with the Compensation Committee (and with all other independent members of the Board), approved the compensation level of the chief executive officer, including an increase in annual base salary effective January 31, 2005.

On January 26, 2005, the Board of Directors approved amendments to the Directors’ Compensation Plan to (a) allow directors to elect to have deferred phantom stock accounts paid in shares or cash and (b) conform to requirements of Section 409A of the Internal Revenue Code of 1986 as amended, governing deferred compensation. The Board also approved merit increases in annual base salary for named executive officers other than the chief executive officer effective January 31, 2005.

Information describing these compensation arrangements is included with this Current Report on Form 8-K as exhibits.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 26, 2005, the Board of Directors approved a Restated Certificate of Incorporation of Ryerson Tull, Inc. The Restated Certificate of Incorporation has no substantive changes from the Company’s prior Certificate of Incorporation as amended, but consolidates into one conformed document the Certification of Incorporation as amended from time to time. The Restated Certificate of Incorporation is included with this Current Report on Form 8-K as an exhibit.

Item 9.01 Financial Statements and Exhibits

A list of exhibits is attached hereto as an Exhibit Index and is incorporated by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RYERSON TULL, INC.

Dated: January 28, 2005	/s/ Lily L. May
	By:	Lily L. May
	Its:	Vice President, Controller and
Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description
3.1	Restated Certificate of Incorporation

10.1	Schedule of special achievement awards to certain named executive officers

10.2	Form of restricted stock award agreement

10.3	Form of performance award agreement

10.4	2004 Performance Measures under Annual Incentive Plan

10.5	2005 Performance Measures under Annual Incentive Plan

10.6	Amended and Restated Directors’ Compensation Plan

10.7	Named Executive Officer Merit Increases effective January 31, 2005